THIS LEASE AGREEMENT dated August __, 1995, by and between FRED E. SUTTON and HAROLD S. SUTTON d/b/a SUTTON PROPERTIES, a Florida general partnership, with its principal office at P. O. Box 060250, Palm Bay, Florida 32906, hereinafter called the Lessor, and OMI ACQUISITION CORP., a Delaware corporation, with its principal office at 270 Motor Parkway, P. O. Box 11368, Hauppauge, New York 11788, hereinafter called the Lessee.

                              W I T N E S S E T H:

     The Lessor hereby leases to the Lessee and Lessee hereby leases from the Lessor, the following described property, sometimes hereinafter referred to as the leased premises, to wit:

     Space designated as a portion of the Woodlake Commerce Park Building 2330, Suite 2 comprising approximately 4,000 square feet to be added to Suite 2 as shown on Exhibit "A" hereto or which may be designated by another suite number upon completion, being located at the following address: 2330 Commerce Park Drive, N.E., City of Palm Bay, County of Brevard, State of Florida.

     1. TERM: Lessee to have and to hold above described premises commencing on the 15th day of November, 1995, and terminating on August 14, 2005, on the terms and conditions as set forth herein.

     2. USE AND POSSESSION: It is understood that the leased premises are to be used for the design, development and production of high technology products, and for such other uses which comply with all applicable regulations regarding the use and operation of the business located in the leased premises, and for no other purpose without prior written consent of Lessor. Lessor represents that as of the date of this lease, the premises can lawfully be used for such purpose. Lessee shall not use the leased premises for any unlawful purpose or so as to constitute a nuisance. Lessor shall commence construction of such space immediately upon execution of this Lease and approval by Lessor and Lessee of architectural plans prepared by Holeman/Suman Architects and shall substantially complete the same and obtain a certificate of occupancy for the leased premises by November 15, 1995. Lessor shall provide Lessee with a turnkey space. Lessee shall accept possession of the leased premises upon issuance of a certificate of occupancy for the leased premises and substantial completion of such leased premises. Lessor will warrant workmanship and materials for a period of one year after certificate of occupancy. The Lessee, at the expiration of the term, shall deliver up the leased premises in good repair and condition, damages beyond the control of the Lessee, reasonable use, ordinary decay, fire and casualty damages, Lessor's repair obligations, wear and tear excepted.


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     3. RENT: Lessee hereby covenants and agrees to pay, together with any and all sales and use taxes levied upon the use and occupancy of the leased premises, as set forth in Paragraph Six, during the term hereof, to the Lessor, in advance and beginning on November 15, 1995, or later if Lessor's work has not been substantially completed or a certificate of occupancy has not been obtained, and on the first day of each and every month until paid in full as set forth herein. Monthly rent under this Lease shall be established based upon the total project costs to Lessor. These costs shall include, but not be limited to, engineering and other professional fees, all permitting fees, any impact fees, construction costs, surveys, site work and plans. Said costs will not exceed the sum of $200,000.00. Lessor shall provide satisfactory evidence to Lessee of the amount of costs incurred and shall keep Lessee advised on a periodic basis as to the amount incurred to date. It is acknowledged and agreed that Lessor will finance all such costs using a ten (10) year amortization. The rent hereunder shall be equal to the monthly payments, including interest at the interest rate charged to Lessor by Lessor's lender, plus any sales and use taxes referred to above. Upon the satisfaction of the loan, i.e., ten year amortization at the interest rate charged to Lessor by Lessor's lender, Lessee shall not be obligated to pay rent for the leased space. This termination of rent will not affect the obligation of Lessee to continue to pay any "additional rent" as provided for elsewhere in this Lease.

     4. RENT PAYMENT: Rent will be paid to Lessor at P. O. Box 060250, Palm Bay, Florida 32906-0250. The obligation to pay rent under Paragraph Three shall be in addition to "additional rent" as provided for in this Lease.

     5. RENT ADJUSTMENT: deleted

     6. SALES AND USE TAX: The Lessee hereby covenants and agrees to pay monthly, as additional rent, any sales, use or other tax, excluding State and/or Federal Income Tax, now or hereafter imposed upon rents by the United States of America, the State, or any political subdivisions thereof, to the Lessor, notwithstanding the fact that such statute, ordinance or enactment imposing the same may endeavor to impose the tax on the Lessor.

     7. NOTICES: For purpose of notice or demand, the respective parties shall be served by certified or registered mail, return receipt requested, addressed to the Lessee or to the Lessor at their respective principal office addresses as set forth herein. Additional notice to Lessee shall be to Robert Russo, Vice-President and General Manager, Photronics, Inc., 270 Motor Parkway, Hauppauge, New York 11788, until otherwise advised by Lessee.

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     8. ORDINANCES AND REGULATIONS: The Lessee hereby covenants and agrees to comply with all the rules and regulations of the Board of Fire Underwriters, Officers or Boards of the City, County or State having jurisdiction over the leased premises, and with all ordinances and regulations or governmental authorities wherein the leased premises are located, at Lessee's sole cost and expense, but only insofar as any of such rules, ordinances and regulations pertain to the specific manner in which the Lessee shall use the leased premises; the obligation to comply in every other case, and also all cases where such rules, regulations and ordinances require repairs, alterations, changes or additions to the building (including the leased premises) or building equipment, or any part of either, being hereby expressly assumed by Lessor, and Lessor covenants and agrees promptly and duly to comply with all such rules, regulations and ordinances with which Lessee has not herein expressly agreed to comply.

     9. SIGNS: The Lessee will not place any signs or other advertising matter or material on the exterior, or on the interior where possible to be seen from the exterior, of the leased premises or of the building in which the leased premises are located, without the prior written consent of the Lessor. Any lettering or signs placed on the interior of said building shall be for directional purposes only, and such signs and lettering shall be of a type, kind, character and description to be approved by Lessor. All signs shall be consistent with the common character of signs within the commerce park where the leased premises are located. If Lessor fails to provide Lessee with notice that any proposed signs are approved within thirty (30) days of receipt by Lessor of a request for signs, such inaction shall constitute consent by Lessor. However, notwithstanding any consent by Lessor, any signs, and the installation thereof, must comply with any applicable regulations regarding signs.

     10. SERVICES: Lessor shall provide a reasonable amount of free parking for Lessee's employees on Lessor's parking area adjacent to the building in which the leased premise are situated.

     11. ALTERATIONS: (a) Lessee, by occupancy and possession hereunder, accepts the leased premises as being in good repair and condition. Lessee shall maintain the leased premises and every part thereof in good condition, damages by causes beyond the control of the Lessee, reasonable use, ordinary decay and wear and tear, fire and casualty and Lessor repair obligations excepted. Lessee shall not make or suffer to be made any alterations, additions or improvements to or of the leased premises or any part thereof without prior written consent of Lessor, which consent the Lessor covenants and agrees shall not be unreasonably withheld. If Lessor fails to provide Lessee with notice of whether such alterations, additions or improvements are approved within thirty (30) days of receipt by Lessor of a request for same, such inaction shall constitute approval by Lessor. In the event Lessor consents to the proposed alterations, additions, or improvements,

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the same shall be at Lessee's sole cost and expense, and Lessee shall hold the
Lessor harmless on account of the cost thereof. Any such alterations shall be made at such times in such manner as not to unreasonably interfere with the occupation, use and enjoyment of the remainder of the building by the other tenants thereof.

     (b) If required by Lessor, any alterations shall be removed by Lessee upon the termination or sooner expiration of the term of this Lease and Lessee shall repair damage to the premises caused by such removal, all at Lessee's cost and expense. All alterations, additions and improvements shall comply with any and all regulations of all regulatory agencies having jurisdiction thereof.

     12. QUIET ENJOYMENT: The Lessor covenants and agrees that Lessee, on paying said monthly rent and performing the covenants herein, shall and may peaceably and quietly hold and enjoy the said leased premises and common areas, including but not limited to parking areas, sidewalks, entrances, exits, lobbies, restrooms, and lounges for the term aforesaid.

     13. LESSOR'S RIGHT TO INSPECT AND DISPLAY: The Lessor shall have the right, during normal business hours of Lessee on twenty-four (24) hours notice, to enter the leased premises for the purpose of examining or inspecting same and of making such repairs or alterations therein as the Lessor shall deem necessary. Any such repair will be made so as to minimize interference with Lessee's business. The notice and hour requirements shall be excused in the event of an emergency. The Lessor shall also have the right to enter the leased premises at all reasonable hours for the purpose of displaying said premises to prospective tenants within ninety days prior to termination of this Lease. The parties acknowledge that Lessee may be performing work for the United States of America that require security clearances for entry to certain areas of the leased premises. Lessor agrees to comply with any reasonable requirements necessary for Lessor to obtain access to these areas, it being agreed that Lessor shall not be deprived access because of such fact.

     14. DESTRUCTION OF PREMISES:

     (a) If the leased premises are totally destroyed by fire or other casualties, or partially damaged so as to materially affect the ability of Lessee to carry on its business, both the Lessor and Lessee shall have the option of terminating this Lease or any renewal thereof, upon giving written notice at any time within thirty days from the date of such destruction, and if the Lease be so terminated, all rent shall cease as of the date of such destruction and any prepaid rent shall be refunded.

     (b) If such leased premises are partially damaged by fire or other casualty, or totally destroyed thereby and neither

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party elects to terminate this Lease within the provisions of Paragraph (a)
above or (c) below, then the Lessor agrees, at Lessor's sole cost and expense, to restore the leased premises to a kind and quality substantially similar to that immediately prior to such destruction or damage. Said restoration shall be commenced within a reasonable time and completed without delay on the part of the Lessor, and in any event shall be accomplished within one hundred eighty
(180) days from the date of the fire or other casualty. In such case, all rents paid in advance shall be proportioned as of the date of damage or destruction and all rent thereafter accruing shall be equitable and proportionately suspended and adjusted pending completion of rebuilding, restoration or repair, except that in the event the destruction or damage is so extensive as to make it unfeasible for the Lessee to conduct Lessee's business on the leased premises, the rent shall be completely abated until the leased premises are restored by the Lessor or until the Lessee resumes use and occupancy of the leased premises for the conduct of business, whichever shall first occur. The Lessor shall not be liable for any inconvenience or interruption of business of the Lessee occasioned by fire or other casualty.

     (c) If the Lessor undertakes to restore, rebuild or repair the premises, and such restoration, rebuilding or repair is not accomplished within one hundred eighty (180) days, the Lessee shall have the right to terminate this Lease by written notice to the Lessor within thirty (30) days after expiration of said one hundred eighty (180) day period.

     (d) Lessor shall not be liable to carry fire, casualty or extended damage insurance on the person or property of the Lessee or any person or property which may now or hereafter be placed in the leased premises.

     15. CONDEMNATION: If during the term of this Lease or any renewal thereof, the whole of the leased premises, or such portion thereof as will materially affect the use of the leased premises for the purpose leased, be condemned by public authority for public use, then, in either event, the term hereby granted shall cease and come to an end as of the date the Lessee is required to vacate the leased premises by either Lessor or the condemnor. Upon such occurrence, the rent shall be proportioned as of such date and any prepaid rent shall be returned to the Lessee. The Lessor shall be entitled to the entire award for such taking except for any statutory claim on the Lessee for injury, damage or destruction of Lessee's business accomplished by such taking. If a portion of the leased premises is taken or condemned by public authority for public use so as not to materially effect the ability of the Lessee to use its remaining portion of the leased premises for the purposes leased, this Lease will not be terminated but shall continue. In such case, the rent shall be equitably and fairly reduced or abated for the remainder of the term in proportion to the amount of the leased premises taken. In

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no event shall the Lessor be liable to the Lessee for any business interruption, diminution in use or for the value of any unexpired term of this Lease.

     16. ASSIGNMENT AND SUBLEASE: The Lessee covenants and agrees not to encumber or assign this Lease or sublet all or any part of the leased premises without the written consent of the Lessor, which consent the Lessor covenants and agrees shall not be unreasonably withheld. Lessee shall provide Lessor with written notice of any proposed assignment or sublease at least thirty (30) days prior to any proposed effective date of assignment or sublease. If Lessor fails to provide Lessee with notice of whether such assignment or sublease is approved within thirty (30) days of receipt by Lessor of such request, such inaction by Lessor shall constitute consent. Notwithstanding the foregoing, Lessee has the right to assign or sublet this Lease as long as the guarantee executed by Diagnostic Retrieval Systems, Inc. remains in full force and effect and said company has a financial worth at least comparable to that on the date this Lease and Guarantee are executed. Any such assignment shall in no way relieve the Lessee from any obligations hereunder for the payment of rents or the performance of the conditions, covenants and provisions of this Lease.

     In no event shall Lessee assign or sublet the leased premises for any terms, conditions and covenants other than those contained herein, except that Lessee may assign or sublet to another person for different rent or a different use as long as such use complies with all applicable regulations regarding the use and operation of businesses located in the leased premises. In no event shall this Lease be assigned or be assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Lessee under any bankruptcy, insolvency or reorganization proceedings. Lessor shall not be liable nor shall the leased premises be subject to any mechanics, materialmans, or other type liens and Lessee shall keep the premises and property in which the leased premises are situated free from any such liens caused by acts of Lessee and shall indemnify Lessor against and satisfy any such liens which may obtain because of acts of Lessee notwithstanding the foregoing provision.

     17. HOLDOVER: It is further covenanted and agreed that if the Lessee, any assignee or sublessee shall continue to occupy the leased premises after the termination of this Lease without prior written consent of the Lessor, such tenancy shall be Tenancy at Sufferance. Acceptance by the Lessor of rent after such termination shall not constitute a renewal of this Lease or consent to such occupancy nor shall it waive Lessor's right of reentry or any other right contained herein.

     18. SUBORDINATION: Subject to the last sentence of this paragraph, this Lease shall be subject and subordinated at all

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times to the liens of any mortgages or deeds of trust in any amount or amounts whatsoever now existing or hereafter encumbering the leased premises, without the necessity of having further instruments executed by the Lessee to effect such subordination. Lessor shall provide a non-disturbance agreement from the mortgagee holding the mortgage on the leased premises on or before November 15, 1995. Notwithstanding the foregoing, Lessee covenants and agrees to execute and deliver upon demand, such further instruments evidencing such subordination of this Lease to such liens of any such mortgages or deeds of trust as may be requested by Lessor. So long as the Lessee hereunder shall pay the rent reserved and comply with, abide by and discharge the terms, conditions, covenants, and obligations on its part, to be kept and performed herein and shall attorn to any successor in title, notwithstanding the foregoing, the peaceable possession of the Lessee in and to the leased premises for the term of this Lease shall not be disturbed, in the event of the foreclosure of any such mortgage or deed of trust, by the purchaser at such foreclosure sale or such purchaser's successor in title.

     l9. INDEMNIFICATION: The Lessor shall not be liable for any damage or injury to any person or property whether it be the person or property of the Lessee, the Lessee's employees, agents, guests, invitees or otherwise by reason of Lessee's occupancy of the leased premises or because of fire, flood, windstorm, Acts of God or for any other reason unless caused by the intentional acts or gross negligence of Lessor. The Lessee agrees to indemnify and save harmless the Lessor, its agents, employees and contractors from and against any and all loss, damage, claim, demand, liability or expense by reason of damage to person or property which may arise or be claimed to have arisen as a result of the occupancy or use of said leased premises by the Lessee or by reason thereof or in connection therewith, or in any way arising on account of any injury or damage caused to any person or property on or in the leased premises providing, however, that Lessee shall not indemnify as to the loss or damage due to fault of Lessor.

     20. CONSTRUCTION OF LANGUAGE: The terms lease, lease agreement or agreement shall be inclusive of each other, also to include renewals, extensions or modifications of this Lease. Words of any gender used in this Lease shall be held to include any other gender, and in the singular shall be held to include the plural and the plural to include the singular, when the sense requires. The paragraph headings and titles are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     21. DEFAULT: In the event the Lessee shall default in the payment of rent, those sums designated as additional rent or any other sums payable by the Lessee herein, and such default shall continue for a period of ten days from the date of written notice by Lessor to Lessee, or if the Lessee shall default in the

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performance of any other covenants or agreements of this Lease and such default shall continue for thirty days after written notice thereof (or if the default cannot be cured within thirty (30) days, that Lessee failed to diligently proceed to cure), or if the Lessee should become bankrupt or insolvent or any debtor proceedings be taken by or against the Lessee, then and in addition to any and all other legal remedies and rights, the Lessor may terminate this Lease and retake possession of the leased premises, or enter the leased premises and re-let the same without termination, in which later event the Lessee covenants and agrees to pay any deficiency after Lessee is credited with the rent thereby obtained less all repairs and expenses (including the expenses of obtaining possession), or the Lessor may resort to any two or more of such remedies or rights, and any other remedies provided by law except acceleration, and adoption of one or more such remedies or rights shall not necessarily prevent the enforcement of others concurrently or thereafter. Lessor shall be entitled to its landlord's lien provided by law. Lessor agrees to mitigate damages, if possible.

     The Lessee also covenants and agrees to pay reasonable attorney's fees and costs and expenses of the Lessor, including court costs, if the Lessor employs an attorney to collect rent or enforce other rights of the Lessor herein in event of any breach as aforesaid and the same shall be payable regardless of whether collection or enforcement is effected by suit or otherwise. In the event any litigation arises under this Agreement, the prevailing party shall be entitled to attorney's fees and costs, including attorney's fees for any appeal.

     22. SUCCESSORS AND ASSIGNS: This Lease shall bind and inure to the benefit of the successors, assigns, heirs, executors, administrators and legal representatives of the parties hereto.

     23. NON-WAIVER: No waiver of any covenant or condition of this Lease by either party shall be deemed to imply or constitute a further waiver of the same covenant or condition or any other covenant or condition of this Lease.

     24. OPTION TO RENEW: Lessee is hereby granted an option to renew this lease for one additional term of five (5) years. Lessee shall, not less than ninety
(90) days prior to the end of the term hereof, by written notice to the Lessor, notify Lessor of its intention to exercise this option to renew. Failure of Lessee to serve such written notice of exercise of option on the Lessor shall terminate this option. Upon exercise of said option to renew, the lease term shall be extended for an additional five (5) years upon all of the terms and conditions of this lease. However, there shall be no additional options to renew.

     25. SECURITY DEPOSIT: The Lessee, concurrently with the execution of this Lease, has deposited with the Lessor the sum of $ - O -, the receipt being hereby acknowledged, which sum shall be

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retained by Lessor as security for the payment by the Lessee of the rent herein agreed to be paid and for the faithful performance of the covenants of this Lease. If at any time the Lessee shall be in default following notice and the expiration of any applicable grace period in any of the provisions of this Lease, the Lessor shall have the right to use said deposit, or so much thereof as may be necessary in payment of any rent in default aforesaid and/or in payment of any expense incurred by the Lessor in and about the curing of any default by said Lessee, and/or in payment of any damages incurred by the Lessor by reason of such default of the Lessee, or at the Lessor's option, the same may be retained by the Lessor in liquidation of part of the damages suffered by the Lessor by reason of the default of the Lessee. In the event that said deposit shall not be utilized for any such purpose, then such deposit shall be applied to the rent last due for the term of this Lease or any renewal term thereof. Said deposit shall not bear interest.

     26. ADDITIONAL CHARGES: The Lessee shall pay to Lessor as additional rent on a monthly basis its pro rata share of all costs and expenses related to operating, managing, equipping, insuring, lighting, repairing, cleaning, decorating, preserving, altering, replacing, maintaining and enhancing building 1 and building 2 of the commerce park in which the leased property is located along with parking areas and other areas within the commerce park in which the buildings are located. Such costs and expenses shall include but not be limited to: pest extermination; inspection of equipment; inspection and repair of fire sprinkler and alarm service; removal of dirt and debris; planting, replanting and replacing flowers; landscaping; irrigation and supplies; all costs and expenses associated with maintaining lighting facilities and storm drainage and retention systems, whether on or off premises; electric service, sewage treatment plant and domestic water well, pump and similar costs; audit costs; all premiums for liability, loss of rents, property damage, fire and worker's compensation insurance; wages; unemployment taxes; social security taxes; personal property taxes; management fees; legal fees; solid waste charges; windows; maintenance, lining, bumpering, top coating and repairing all impervious surfaces; rental of machinery necessary to implement any of the foregoing services; and bank charges, along with real property taxes and assessments. Notwithstanding, Lessee shall not be obligated to pay any portion of capital items with the exception of parking lot expansion if hereafter required in writing by Lessee. Nothing contained herein shall be deemed or construed to modify or negate Lessor's obligations under that memorandum dated ___________________. The only repair obligation of the Lessor is the exterior of the roof of the building and the structural portions of the building and leased premises, as long as such repair is not necessitated by the action of the Lessee, its employees, agents or contractors.

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Current estimated monthly charges are as follows:

    (a) Woodlake Commerce Park CAM          $ 11.33 (inc. 6% sales tax)
    (b) Building CAM                        $199.00 (inc. 6% sales tax)
    (c) Real Property taxes                 $187.67

     Copies of the proposed budget for the upcoming year are appended hereto.

     Lessee's pro rata percentage for the leased premises for determining Building CAM and Real Property taxes is 2.4%. This represents the Lessee's pro rata share determined by lease space of 4,000 square feet and total building square feet of 168,500 square feet. Lessee's pro rata percentage for the Woodlake Commerce Park CAM is .5%. This percentage is determined as follows: (i) the percentage of land comprising buildings 1 and 2 of Woodlake Commerce Park owned by Lessor in the entire Woodlake Commerce Park (20.96%) multiplied by (ii) the pro rata portion of CAM expenses (2.4%) (20.96%) x (2.4%) =.5%.

     28. IMPACT FEE: It is understood that there is currently on record with the City of Palm Bay projected water and sewer uses with regard to the demised premises. Lessor has previously paid to the City of Palm Bay an impact fee based upon such projected usage. Lessor has been advised by the City of Palm Bay that Lessee's proposed use will not require the additional payment of impact fees. However, should the actual usage of water and sewer by Lessee hereunder increase over and above the projected usage, and should the City of Palm Bay assess an additional impact fee against the Lessor as a result of such increased usage, Lessee shall be and become responsible for any increased impact fee. Such increase shall be due and payable as additional rent hereunder and shall be paid by Lessee to Lessor within twenty (20) days after submission of invoice for said amount.

     29. PAST DUE RENTS: If Lessee shall fail to pay any rents, additional rents or other charges characterized herein as additional rent when the same become due and payable, such unpaid amounts shall bear interest from the due date thereof to the date of payment at the rate of five percent (5%) until paid. The provisions herein for late payment service charges shall not be construed to extend the date for payment of any sums required to be paid by Lessee hereunder or to relieve Lessee of its obligation to pay all such sums at the time or times herein stipulated. Notwithstanding the imposition of any charges pursuant to this section, Lessee shall be in default under this Lease if any or all payments required to be made by Lessee are not made at the time therein stipulated and neither the demand nor collection by Lessor of such late payment service charges shall be construed as a cure for such default on the part of the Lessee.

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     Lessor permits a ten (10) day grace period.

     30. This information is being provided as required by Florida Statute 404.056:

     RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     31. VENUE. In the event any litigation arises out of this Agreement, venue shall be in a court of competent jurisdiction in Brevard County, Florida.

     32. SEVERABILITY. In the event that any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this Agreement shall be valid and be enforced by the fullest extent permitted by law.

     33. REPAIRS AND MAINTENANCE: Lessor shall not be liable to Lessee for any repairs necessitated by some act or neglect of Lessee or any Permittee, or any contractor, agent, employee, invitee of any of the aforesaid or, for any damage to merchandise, trade fixtures, or personal property of Lessee in the leased premises caused by water leakage from the roof, water lines, sprinklers or heating and air conditioning equipment. Lessee shall be liable for all repairs and replacements, ordinary and extraordinary, other than those for which Lessor is responsible, and shall maintain in the leased premises in good order and repair, clean, sanitary and safe, including the replacement and maintenance of equipment, fixtures, improvements, floor covering, the exterior and interior portions of all doors, door locks, security gates and windows, plumbing and sewage facilities, heating and air conditioning equipment, walls, ceilings, and all plate glass. Lessee shall, as part of its maintenance and repair obligations hereunder, enter into a service contract with a local, approved contractor for service, maintenance and repair of all heating, ventilation and air conditioning equipment within and servicing the leased premises, which shall provide for servicing by such contractor no less often than quarterly. A copy of such contract shall be delivered to the Lessor annually. If Lessee refuses or neglects to make repairs and/or maintain the leased premises, or any part thereof, in a manner reasonably satisfactory to Lessor, Lessor shall have the right, upon giving Lessee

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

reasonable written notice of its election to do so, to make repair or perform such maintenance on behalf of and for the account of Lessee. In such event, such work shall be paid for by Lessee as additional rental promptly upon receipt of a bill therefor. Lessee further agrees to paint the interior of the leased premises when necessary in order to maintain at all times a clean and sightly appearance. Nothing herein shall imply any duty on Lessor to do any work which Lessor is not specifically and expressly required to perform under this Lease or which, under any provisions of this Lease, Lessee may be required to perform; and, the performing thereof by Lessor shall not constitute a waiver of Lessee's default in failing to perform the same. Lessee acknowledges that the foregoing provisions of this paragraph shall apply and become effective from and after the date Lessee or its agents or contractors enter the leased premises or undertake activities permitted hereunder. Lessee shall indemnify Lessor against, and hold it harmless from, any claims, demands, or actions against Lessor or its agents, employees or contractors for losses or damages incurred by Lessor or its agents, employees or contractors arising out of or in any way connected with Lessee's failure to perform its obligations or observe any covenants under this paragraph.

     34. HAZARDOUS SUBSTANCES: The term "Hazardous Substances" as used in this Lease shall include, without limitation: flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

     Lessee shall not cause or permit to occur any violation of any federal, state, or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under or about the premises arising from Lessee's use or occupancy therein, nor shall Lessee cause or permit the use, generation, release, manufacture, refinement, production, processing, storage or disposal of any Hazardous Substance which violates any federal, state or local law, ordinance or regulation now or hereafter enacted related to environmental conditions without Lessor's prior written consent, which consent may be withdrawn, conditioned, or modified by Lessor in its sole and absolute discretion.

     Lessee shall indemnify, defend and hold Lessor, its respective officers, directors, beneficiaries, shareholders,, partners, agents, and employees harmless from all fines, suits, procedures, claims, clean-up and actions of every kind, and all costs associated therewith, including attorney's and consultant's fees, arising out of, or in any way connected with, any deposit, spill, discharge or other release of Hazardous Substances by Lessee, at or from the premises, or which arises at any time from

Lessee's use or occupancy of the premises, or from Lessee's failure to comply with or satisfy government required action on the matter.

     Lessee's obligations and liabilities under this paragraph shall survive the termination of this Lease.

     35. CONFIDENTIALITY: Lessee shall not disclose the terms of this agreement to any person except on a need to know basis.

     36. NOTE: Lessee and Guarantor under the Lease will execute a note to Lessor evidencing the obligation under Paragraph 3 of the Lease. Said note shall be subject to the terms of this Lease and shall provide that no payment shall be required to be made thereunder if the Lessee would be excused from making rental payments under this lease.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this instrument to be executed as of the date first above written, by their respective officers or parties "hereunto duly authorized.

Signed, sealed and delivered               Lessee: OMI ACQUISITION CORP.
in the  presence  of:

___________________________________        By__________________________________

___________________________________        Title_______________________________

                                           Attest______________________________

                                                                      Secretary
                                          (Corporate Seal)

Signed, sealed and delivered
in the presence of:

__________________________________        Lessor: SUTTON PROPERTIES

__________________________________        _____________________________________
                                          Authorized Agent for
                                          Sutton Properties

                                   GUARANTEE

     In order to induce Lessor to execute the foregoing Lease (the "Lease") covering space set forth in the foregoing Lease and dated _____________________, by and between FRED E. SUTTON and HAROLD S. SUTTON d/b/a SUTTON PROPERTIES and OMI ACQUISITION CORP., to which this Guarantee is an integral part thereof, the undersigned hereby guarantees the payment and performance of and agrees to pay and perform as a primary obligor all liabilities, obligations and duties (including, but not limited to, payment of rent) imposed upon Lessee under the terms of the Lease, as if the undersigned had executed the Lease as Lessee thereunder as it relates only to the payment of rent, any sums identified as additional rent, any obligations, duties and liabilities under Paragraph 34 of the Lease and any fines, attorney's fees and any other expenses or costs incurred by Lessor for code violations and code violation proceedings initiated by any regulatory agency for code violations alleged to exist in operation and maintenance of Lessee's business and maintenance of the leased premises by Lessee.

     The undersigned hereby waives notice of acceptance of this guarantee and all other notices in connection herewith or in connection with the liabilities, obligations and duties guaranteed hereby, including notices of default by Lessee under the Lease, and waives diligence, presentment and suit on the part of Lessor in the enforcement of any liability, obligation or duty guaranteed hereby.

     The undersigned further agrees that Lessor shall not be first required to enforce against Lessee or any other person any liability, obligation or duty guaranteed hereby before seeking enforcement thereof against the undersigned. Suit may be brought and maintained against the undersigned by Lessor to enforce any liability, obligation or duty guaranteed hereby without joinder of Lessee or any other person. The liability of the undersigned shall not be affected by any indulgence, compromise, settlement or termination of the Lease to the extent that Lessee thereafter continues to be liable thereunder. Lessor and Lessee, without notice to or consent by the undersigned, may at any time and from time to time enter into such modifications, extensions, amendments or other covenants respecting the Lease as they may deem appropriate and the undersigned shall not be released thereby, but shall continue to be fully liable to the extent provided for herein for the payment and performance of all liabilities, obligations and duties of Lessee under the Lease as so modified, extended or amended.

     It is understood that other agreements similar to this agreement may be executed by other persons with respect to the Lease. This agreement shall be cumulative of any such other agreements and the liabilities and obligations of the undersigned hereunder shall in no event be affected or diminished by reason of such other agreements. In the event that Lessor secures other agreements similar to this agreement, or secures the signature of more than one guarantor to this agreement, or both, the undersigned agrees that Lessor, in Lessor's sole discretion, may bring suit against all guarantors of the Lease jointly and severally against any one or more of them, may compound or settle with any one or more of such guarantors for such consideration as Lessor shall deem proper, and may release one or more of such guarantors from any liability, obligation or duty guaranteed hereby. The undersigned further agrees that no such action shall impair the rights of Lessor to enforce the Lease against any remaining guarantor(s).

     The undersigned agrees that if Lessor shall employ counsel to present, enforce or defend any or all of the Lessor's rights or remedies hereunder, or defend any action brought by the undersigned, undersigned shall pay any reasonable attorney's fees and expenses incurred by Lessor in such connection.

EXECUTED this ____ day of _________, 199 , to be effective as of the date of the Lease.

                                             GUARANTOR: DIAGNOSTIC/RETRIEVAL
                                             SYSTEMS, INC.

_____________________________________        By:______________________________
                                             Its:
_____________________________________
                                             _________________________________
                                             Attest:                 Secretary

                                             (Corporate Seal)
 .

                                   GUARANTEE

     In order to induce Lessor to execute the foregoing Lease (the "Lease") covering 4,000 square feet of space set forth in the foregoing Lease, and dated August __, 1995, by and between FRED E. SUTTON and HAROLD S. SUTTON d/b/a SUTTON PROPERTIES and OMI ACQUISITION CORP., to which this Guarantee is an integral part thereof, the undersigned hereby guarantees the payment and performance of and agrees to pay and perform as a primary obligor all liabilities, obligations and duties (including, but not limited to, payment of rent) imposed upon Lessee under the terms of the Lease, as if the undersigned had executed the Lease as Lessee thereunder as it relates only to the payment of rent, any sums identified as additional rent, any obligations, duties and liabilities under Paragraph 34 of the Lease and any fines, attorney's fees and any other expenses or costs incurred by Lessor for code violations and code violation proceedings initiated by any regulatory agency for code violations alleged to exist in operation and maintenance of Lessee's business and maintenance of the leased premises by Lessee.

     The undersigned hereby waives notice of acceptance of this guarantee and all other notices in connection herewith or in connection with the liabilities, obligations and duties guaranteed hereby, including notices of default by Lessee under the Lease, and waives diligence, presentment and suit on the part of Lessor in the enforcement of any liability, obligation or duty guaranteed hereby.

     The undersigned further agrees that Lessor shall not be first required to enforce against Lessee or any other person any liability, obligation or duty guaranteed hereby before seeking enforcement thereof against the undersigned. Suit may be brought and maintained against the undersigned by Lessor to enforce any liability, obligation or duty guaranteed hereby without joinder of Lessee or any other person. The liability of the undersigned shall not be affected by any indulgence, compromise, settlement or termination of the Lease to the extent that Lessee thereafter continues to be liable thereunder. Lessor and Lessee, without notice to or consent by the undersigned, may at any time and from time to time enter into such modifications, extensions, amendments or other covenants respecting the Lease as they may deem appropriate and the undersigned shall not be released thereby, but shall continue to be fully liable to the extent provided for herein for the payment and performance of all liabilities, obligations and duties of Lessee under the Lease as so modified, extended or amended.

     It is understood that other agreements similar to this agreement may be executed by other persons with respect to the Lease. This agreement shall be cumulative of any such other agreements and the liabilities and obligations of the undersigned hereunder shall in no event be affected or diminished by reason of such other agreements. In the event that Lessor secures other agreements similar to this agreement, or secures the signature of more than one guarantor to this agreement, or both, the undersigned agrees that Lessor, in Lessor's sole discretion, may bring suit against all guarantors of the Lease jointly and severally against any one or more of them, may compound or settle with any one or more of such guarantors for such consideration as Lessor shall deem proper, and may release one or more of such guarantors from any liability, obligation or duty guaranteed hereby. The undersigned further agrees that no such action shall impair the rights of Lessor to enforce the Lease against any remaining guarantor(s).

     The undersigned agrees that if Lessor shall employ counsel to present, enforce or defend any or all of the Lessor's rights or remedies hereunder or defend any action brought by the undersigned, undersigned shall pay any reasonable attorney's fees and expenses incurred by Lessor in such connection.

     EXECUTED this _____ day of _________, 199 _ , to be effective as of the date of the Lease.

                                            GUARANTOR: DIAGNOSTIC/RETRIEVAL
                                            SYSTEMS, INC.

____________________________________        By: ______________________________
                                            Its:
____________________________________
                                            __________________________________
                                            Attest:                  Secretary

                                            (Corporate Seal)